UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2016

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (71 CFR 240.13e-4(c))

NOTE: This Form 8-K/A of Corning Natural Gas Holding Corporation (the “Holding Company”) amends the Form 8-K filed by the Holding Company with the U.S. Securities and Exchange Commission on September 7, 2016 (the “9/7/16 Form 8-K”) to correct the number designation of certain exhibits filed with the 9/7/16 Form 8-K and to file certain additional exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit list supersedes the Exhibit list set forth in Item 9.01(d) of the 9/7/16 Form 8-K to conform the list to the exhibit numbers as filed, and adds three additional exhibits.

Exhibit 10.1 Credit Agreement, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank

Exhibit 10.2 Term Note, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank in the principal amount of $12,000,000

Exhibit 10.3 Daily Adjusting LIBOR Revolving Line Note, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank in the maximum principal amount of $2,000,000

Exhibit 10.4 General Security Agreement, dated August 31, 2016, from Pike County Light & Power Company to M&T Bank

Exhibit 10.5 Continuing Guaranty, dated August 31, 2016, from Corning Natural Gas Holding Corporation to M&T Bank with respect to the obligations of Pike County Light & Power Company to M&T Bank

Exhibit 10.6 Credit Agreement, dated August 31, 2016, between Corning Natural Gas Company and M&T Bank

Exhibit 10.7 Multiple Disbursement Term Note, dated August 31, 2016, from Corning Natural Gas Corporation to M&T Bank in the maximum principal amount of $4,200,000.

Exhibit 10.8 LIBOR Rate Rider to $4,200,000 Multiple Disbursement Term Note.

Exhibit 10.9 General Security Agreement, dated August 31, 2016, from Corning Natural Gas Corporation to M&T Bank.

Exhibit 10.10 Indenture of Mortgage and Deed of Trust, dated July 15, 1971, from Pike County Light & Power Company to Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company)

Exhibit 10.11 First Supplemental Indenture, dated July 15, 1971, from Pike County Light & Power Company to Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company)

Exhibit 10.12 Second Supplemental Indenture, dated as of October 1, 1998, from Pike County Light & Power Company to Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Firouzeh Sarhangi

Chief Financial Officer

Dated: September 12, 2016

INDEX TO EXHIBITS

Form 8-K of Corning Natural Gas Holding Corporation

Exhibit No.	Description	Location
Exhibit 10.1	Credit Agreement, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank	Filed with 9/7/16 Form 8-K
Exhibit 10.2	Term Note, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank in the principal amount of $12,000,000	Filed with 9/7/16 Form 8-K
Exhibit 10.3	Daily Adjusting LIBOR Revolving Line Note, dated August 31, 2016, between Pike County Light & Power Company and M&T Bank in the maximum principal amount of $2,000,000	Filed with 9/7/16 Form 8-K
Exhibit 10.4	General Security Agreement, dated August 31, 2016, from Pike County Light & Power Company to M&T Bank	Filed with 9/7/16 Form 8-K
Exhibit 10.5	Continuing Guaranty, dated August 31, 2016, from Corning Natural Gas Holding Corporation to M&T Bank with respect to the obligations of Pike County Light & Power Company to M&T Bank	Filed with 9/7/16 Form 8-K
Exhibit 10.6	Credit Agreement, dated August 31, 2016, between Corning Natural Gas Company and M&T Bank	Filed with 9/7/16 Form 8-K
Exhibit 10.7	Multiple Disbursement Term Note, dated August 31, 2016, from Corning Natural Gas Corporation to M&T Bank in the maximum principal amount of $4,200,000.	Filed with 9/7/16 Form 8-K
Exhibit 10.8	LIBOR Rate Rider to $4,200,000 Multiple Disbursement Term Note.	Filed with 9/7/16 Form 8-K
Exhibit 10.9	General Security Agreement, dated August 31, 2016, from Corning Natural Gas Corporation to M&T Bank.	Filed with 9/7/16 Form 8-K
Exhibit 10.10	Indenture of Mortgage and Deed of Trust, dated July 15, 1971, from Pike County Light & Power Company to Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company)	Filed herewith

Exhibit 10.11	First Supplemental Indenture, dated July 15, 1971, from Pike County Light & Power Company to Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company)	Filed herewith
Exhibit 10.12	Second Supplemental Indenture, dated as of October 1, 1998, from Pike County Light & Power Company to Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company)	Filed herewith